                                                                    Exhibit 10.d


                  MASTER INDENTURE OF MORTGAGE, DEED OF TRUST,
          DEED TO SECURE DEBT, ASSIGNMENT OF RENTS AND FIXTURE FILING

                        KNOW ALL MEN BY THESE PRESENTS:

          THIS MASTER INDENTURE OF MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, ASSIGNMENT OF RENTS AND FIXTURE FILING (this "Indenture") dated as of the 31st day of July 1990, from FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, (the "Borrower") a Delaware limited partnership having an address at 10400 Fernwood Road, Bethesda, Maryland 20817, in favor of (i) SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH, the New York branch of a Japanese chartered bank (together with its successors and assigns, the "Bank"), having an office at
                                                ----
527 Madison Avenue, New York, New York 10022, with respect to that portion of the Trust Estate located in the States of Alabama, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Michigan, Ohio, South Carolina and Wisconsin, and (ii) to
(A) Stewart Title of California ("Stewart of California"), a California
                                  ---------------------
corporation having an address at 2010 Main Street, Suite 250, Irvine, California 92714, with respect to that portion of the Trust Estate located in the State of California, (B) Lawrence J. Gordon ("LJG"), an individual having an address at
                                     ---
11 North Brentwood, Clayton, Missouri 63105, with respect to that portion of the Trust Estate located in the State of Missouri, (C) the Fidelity Company ("Fidelity"), a North Carolina corporation having an address at c/o Leslie E.
  --------
Browder, Suite 2400, Wachovia Building, 301 North Main Street, Winston-Salem, North Carolina 27102, with respect to that portion of the Trust Estate located in the State of North Carolina, (D) Samuel B. Miller II, Esq. ("SBM"), an
                                                                ---
individual having an address at 2101 North Roan Street, Johnson City, Tennessee 37601, with respect to that portion of the Trust Estate located in the State of Tennessee, and (E) Stewart Title and Settlement Services, Inc. ("Stewart
                                                                 -------
Settlement"), a Virginia corporation having an address at 2697 Dean Drive,
----------
Suite 203, Virginia Beach, Virginia 23542, with respect to that portion of the Trust Estate located in the State of Virginia (Stewart of California, LJG, Fidelity, SBM and Stewart Settlement, together with their respective successors and assigns, collectively referred to herein as the "Trustee"), for the benefit
                                                     -------
of the Bank.

                                   RECITALS:
                                   --------

          A. The Borrower has entered into a Credit Agreement dated as of the date hereof (as at any time amended, supplemented or otherwise modified, the ("Credit Agreement") with the Bank, providing inter alia, for the Bank to make
  ----------------                            ----- ----
certain Loans to the Borrower to be evidenced by and repayable with interest thereon in accordance with the Note (as such terms are defined in the Credit Agreement of even date herewith.

          B. The Bank has made a Loan (as defined in the Credit Agreement) to the Borrower in the amount of $164,850,000 as evidenced by the Note in the face amount of $164,850,000 made by the Borrower to the Bank.

          C. The Note is secured in part by THIS INDENTURE AND THE IMPLEMENTING INSTRUMENTS (hereinafter defined) UP TO THE MAXIMUM PRINCIPAL AMOUNT OF $164,850,000.

          D. Simultaneously with the execution and delivery of this Indenture, the Borrower is executing and delivering, and from time to time hereafter as Loans are advanced, the Borrower will execute and deliver, short-form Indentures of Mortgage, Assignments of Rents and Fixture Filings and short-form Indenture of Deeds to Secure Debt, Assignments of Rents and Fixture Filings (each, an "Implementing Mortgage", and collectively, the "Implementing
           ---------------------                          ------------
Mortgages"), and short-form Indenture of Deeds of Trust, Assignment of Rents and
---------
Fixture Filings (each, an "Implementing Deed of Trust", and collectively, the
                           --------------------------
"Implementing Deeds of Trust") each
 ---------------------------
of which Implementing Mortgages and Implementing Deeds of Trust (collectively, the "Implementing Instruments") covers or will cover a specified portion of the
     ------------------------
Trust Estate (as hereinafter defined) owned or hereafter acquired by the Borrower and which Implementing Mortgages and Implementing Deeds of Trust are to be recorded in those jurisdictions in which the respective portion of the Trust Estate is located.

          E. Each of such Implementing Instruments refers to, incorporates by reference, and supplements the provisions of, this Indenture, it being the intent of the parties that the provisions of this Indenture shall be applicable generally to, and be incorporated by reference in, and supplemented by, each of the Implementing Instruments.

          F. It is a condition of the obligation of the Bank to extend credit to the Borrower pursuant to the Loan Documents (as hereinafter defined) that the Borrower execute and deliver this Indenture, and the Implementing Instruments.

                                GRANTING CLAUSE

          NOW, THEREFORE in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to secure the following (collectively, the "Obligations"):
 -----------

          (a) The payment of principal of and premium (if any) and interest on the Loan evidenced by the Note (which shall mature on December 31, 1996, in the maximum aggregate principal amount of $164,850,000, including without limitation, any other Loans and future advances thereunder and all other obligations which may from time to time be owing to the Bank in connection with Loans or under the Credit Agreement, the Note or any other Loan Document, and all modifications, extensions, substitutions, exchanges and renewals thereof, and

          (b) the performance and payment of the obligations, covenants and agreements contained in this Indenture, the Implementing Instruments and each of the other Loan Documents, and all the monies now or hereafter secured hereby, including, without limitation, any and all sums expended by the Bank pursuant to Sections 1.08(d), 1.12 and 1.13(b) of this Indenture, together with interest
----------------  ----     -------
thereon,

the Borrower does hereby, and by the Implementing Instruments does irrevocably grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Bank with mortgage covenants, or in trust to the Trustee for the benefit and security of the Bank, as the case may be, and (to the extent available under applicable law) with power of sale and right of entry and possession, under and subject to the terms and conditions hereinafter set forth, all of the following described property:

          (i) all of the Borrower's right, title and interest in and to the respective lands and premises owned by the Borrower as more particularly described in Schedule I hereto (collectively, the "Fee Properties"); and
             ----------                            --------------

          (ii) all of the Borrower's right, title and interest in and to the respective leases and lease agreements to which it is a party, and all renewals and extensions thereof, permitted modifications or new leases entered into pursuant to the terms hereof and all rights and options thereunder (individually, a "Ground Lease"; and collectively, the "Ground Leases") more
                  ------------                          -------------
particularly described in Schedule II hereto affecting the respective lands and
                          -----------
premises (collectively, the "Leasehold Properties" and, together with the Fee
                             --------------------
Properties, collectively the "Properties");
                              ----------

          TOGETHER WITH all interests, estates or other claims, both in law and in equity, that the Borrower now has or may hereafter acquire in (a) the respective Properties, (b) all easements, rights-of-way and rights used in connection therewith or as a means of access thereto and (c) all tenements, hereditament and appurtenances in any manner belonging, relating or appertaining thereto (collectively, the "Easements and Rights of Way"); and
                            ---------------------------

          TOGETHER WITH all estate, right, title and interest of the Borrower, now owned or hereafter acquired, in and to any land lying within the right-of-way of any streets, open or proposed adjoining the respective Properties, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection therewith (collectively, the "Adjacent Rights"); and
                                            ---------------

          TOGETHER WITH all estate, right, title and interest of the Borrower, now owned or hereafter acquired, in and to any and all buildings and other improvements now or hereafter located on the Properties and all building materials, building equipment and fixtures of every kind and nature located on the respective Properties or, attached to, contained in or used in any such buildings and other improvements, and all appurtenances and additions thereto and betterments, substitutions and replacements ;thereof (collectively, the "Improvements"); and
 ------------

          TOGETHER WITH all estate, right, title and interest of the Borrower, now owned or hereafter acquired, in and to all fixtures, equipment and machinery and all renewals, substitutions and replacements thereof including, but not limited to, all appliances, apparatus and fittings of every kind (and including also all of the interest of the Borrower in any of such items, at any time acquired under any security agreement, conditional sale contract, chattel mortgage or other security instrument should the purchase of any such items pursuant to such arrangements be permitted under the Credit Agreement) located in or used in the operation of the rooms, halls, dining rooms, lounges, offices, lobbies and all other public spaces, lavatories, basements, cellars, vaults another portions of the Improvements (other than those owned by hotel guests), and now or hereafter located on or at or attached to the Properties to the extent that an interest in such tangible property arises under applicable real estate law, and any and all products and accessions to any such property which may exist at any time, with the complete and comfortable use, enjoyment occupancy or operation thereof, together with any proceeds realized from the sale, transfer or conversion of any of the above (collectively, the "Fixtures");
                                                                     --------
and

          TOGETHER WITH all estate, right, title and interest of the Borrower, now owned or hereafter acquired, in and to all rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances on or in the Properties, water, water rights (whether riparian, appropriative, or otherwise and whether or not appurtenant) and water stock (collectively, the "Mineral and Related Rights"); and
 --------------------------

          TOGETHER WITH all estate, right, title and interest of the Borrower, now owned or hereafter acquired in and to all leases, subleases, lettings, licenses and other occupancy agreements, and guarantees thereof, and all renewals, modifications, or extensions thereof, all rights and options under such leases or licenses for the Properties or any part thereof now or hereafter entered into (collectively, the "Space Leases" and all right, title and interest
                                 ------------
of the Borrower thereunder, including, without limitation, all rents, revenues, issues, income and profits payable thereunder, (subject, however, to the right of the Borrower so long as no Default (as hereinafter defined) shall have occurred and be continuing to collect and use such rents, revenues, issues, income and profits) including all replacements and substitutions for, or additions to, all products and proceeds of, and all books, records and files relating to, any of the foregoing (collectively, the "Rents and Royalties"); and
                                                      -------------------

          TOGETHER WITH all estate, right, title and interest and other claim or demand that the Borrower now has or may hereafter acquire with respect to any damage to the Properties, the Improvements or Fixtures and any and all proceeds of insurance in effect with respect to the Improvements or Fixtures owned by the Borrower and any unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Borrower and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the Properties, the Improvements or the Fixtures, including without limitation any awards resulting from a change of grade of streets are as the result of any other damage to the Properties, the Improvements or the Fixtures for which compensation shall be given by any governmental authority all of which are hereby assigned to the Bank who is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor (collectively, the "Damage Rights)"; and
                    -------------

          TOGETHER WITH all the estate, right, title and interest of the Borrower, now owned or hereafter acquired, with respect to any parking facilities located other than on the Properties and used or intended to be used in connection with the operation, ownership or use of the Properties, any and all replacements and substitutions for the same, and any other parking rights, easements, covenants and other interests in parking facilities acquired by the Borrower for the use of tenants or occupants of the Improvements (collectively, the "Parking Rights"); and
     --------------

          TOGETHER WITH all estate, right, title and interest of the Borrower, now owned or hereafter acquired, in respect of any and all air rights, development rights, zoning rights or other similar rights or interests which benefit or are appurtenant to the Properties or the Improvements (collectively, "Air and Development Rights"); and
 --------------------------

          All of the foregoing Easements and Rights-of-Way, Adjacent Rights, Improvements, Fixtures, Minerals and Related Rights, Rents and Royalties, Space Leases, Damage Rights, Parking Rights, and Air and Development Rights being sometimes hereinafter referred to collectively as the "Ancillary Rights and
                                                       --------------------
Properties" and the Properties, and Ancillary Rights and Properties collectively
----------
referred to herein as the "Trust Estate".
                           ------------

          TO HAVE AND TO HOLD the Trust Estate with all privileges and appurtenances thereunto belonging, to the Bank or the Trustee (for the benefit of the Bank), as the case may be, and their respective successors and assigns, forever, upon the trust, terms and conditions and for the uses hereinafter set forth.

          IT BEING THE INTENT OF THE PARTIES HERETO that, except to the extent required by applicable law, this Indenture not be recorded in the respective jurisdictions where the various Properties are located but that this Indenture be implemented by recording in each jurisdiction an applicable Implementing Instrument, describing the portion of the Trust Estate located in such jurisdiction, each of the Implementing Instruments to secure all of the obligations.

          PROVIDED ALWAYS, that if the Obligations shall be paid in full, and if each and every covenant and condition contained herein and in the Loan Documents shall be complied with, then this Indenture and the lien and estate, as the case may be, granted hereby and by the Implementing Instruments shall cease, determine and be void.

          This Indenture, the Implementing Instruments, the Credit Agreement, the Note, the "Security Agreement", the "Purchase Agreement Assignment", the "Management Agreement Assignment", the "Subordination and Attornment of Management Agreement", the "Debt Service Guaranty" (each as defined in the Credit Agreement), and any other instrument given to evidence or further secure the payment and performance of any Obligation are sometimes hereinafter collectively referred to as the "Loan Documents".
                                 --------------

          TO PROTECT THE SECURITY OF THIS INDENTURE, THE BORROWER HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                   ARTICLE I

              Particular Covenants and Agreements of the Borrower
              ---------------------------------------------------

          Section 1.01.  Payment of Obligations; Representations and Warranties;
                         -------------------------------------------------------
etc.
----

          (a) The Borrower shall pay when due the principal of, and interest on, the indebtedness outstanding under, and all other Obligations according to the terms of the Note, this Indenture, the Credit Agreement and all other Loan Documents, and shall abide and comply with each and every covenant and agreement set forth in the Note, this Indenture, the Credit Agreement and all other Loan Documents. The Borrower acknowledges that as of the date hereof, it has no offsets, defenses or counterclaims with respect to the Obligations.

          (b)    The Borrower represents and warrants:

                 (i) that it has the full power and lawful authority to grant, bargain, sell, release, convey, warrant, assign transfer, mortgage, pledge, set over and confirm unto the Bank, or the Trustee for the benefit and security of the Bank, the case may be, the Trust Estate and that it will forever defend the title to the Trust Estate and the validity and priority of the lien or estate hereof and of each Implementing Instrument against the claims and demands of all persons whomsoever;

                 (ii) that upon the execution of this Indenture and based on filings made or to be made pursuant to Section 1.0 of this Indenture, the
                                              -----------
       Bank will have a valid and enforceable first mortgage lien on and/or be a beneficiary under a valid enforceable first deed of trust in the Trust Estate; and

                 (iii) that the Borrower has not performed any act which might prevent the Bank from enforcing any of the terms and conditions of the Credit Agreement, this Indenture, the Implementing Instruments or the liens, security interests and estate created pursuant to this Indenture or the Implementing Instruments or which would limit the ability of the Bank to enforce any of the same.

          Section 1.02.  Further Assurances; Filing; Re-Filing; etc.
                         ------------------------------------------

          (a) The Borrower shall execute, acknowledge and deliver, from time to time, such further instruments as the Bank or the Trustee may reasonably require to accomplish the purposes of this Indenture and the Implementing Instruments.

          (b) The Borrower, immediately upon the execution and delivery of this Indenture, and thereafter from time to time, shall cause this Indenture, the Implementing Instruments and any security agreement, mortgage, deed to secure debt or deed of trust supplemental hereto and each instrument of further assurance to be filed, registered or recorded and refiled, re-registered or re-recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and perfect the lien or estate of this Indenture and the Implementing Instruments upon the Trust Estate.

          (c) The Borrower shall pay all filing, registration and recording fees, and all expenses incident to the execution, filing, recording, registration and acknowledgment of this Indenture, the Implementing Instruments and any security agreement, mortgage, deed to secure debt or deed of trust supplemental hereto and any instrument of further assurance, and all federal, State, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing, registration and recording of any of the Note, this Indenture, the Implementing Instruments and any security agreement, mortgage, deed to secure debt or deed of trust supplemental hereto or any instruments of further assurance.

          (d) The Borrower will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such acts, information reports, returns and withholding of monies as shall be necessary or appropriate to comply fully, or to cause full compliance, with all applicable information reporting and back-up withholding requirements of the Internal Revenue Code of 1986, as amended including all regulations promulgated thereunder) in respect of the Trust Estate and all transactions related thereto, and will at all times provide the Bank, upon request, with satisfactory evidence of such compliance and notify the Bank of the information reported in connection with such compliance.

          Section 1.03.  Title.  The Borrower shall forever warrant, maintain,
                         -----
preserve and defend title to the Trust Estate, the lien of and security interest created by this Indenture and the Bank's first lien on and first security interest in the Trust Estate against the claims and demands of all Persons whomsoever.

          Section 1.04.  Insurance.  The Borrower will obtain and maintain with
                         ---------
respect to the Trust Estate the insurance policies required by Section 8.04 of the Credit Agreement in accordance with the terms thereof.

          Section 1.05.  Impositions.
                         -----------

          (a) Subject to Section 8.03(c) of the Credit Agreement the Borrower shall pay or cause to be paid, before any fine, interest, penalty or other cost for non-payment attaches thereto, all taxes, assessments, water and sewer rates, utility charges and all other governmental or nongovernmental charges and/or levies now or hereafter assessed or levied against the Trust Estate or any portion thereof) or upon the lien or estate of the Bank or the Trustee therein (collectively, "Impositions"), which, if unpaid, might by law become a Lien on
                -----------
the Trust Estate.

          (b) If a Default (as hereinafter defined) shall occur and be continuing, the Borrower, at the election of the Bank, shall deposit, or cause to be deposited, with the Bank monthly in advance of the first day of each month an amount equal to one-twelfth of the annual amount of Impositions to be paid pursuant this Section 1.05 and of the premiums on insurance which the Borrower
              ------------
is required to maintain pursuant to Section 8.04 of the Credit Agreement. The determination of the amount so payable and of the fractional part thereof to be deposited with the Bank so that the aggregate of such deposit shall be sufficient for each such purpose, shall be made by the Bank. If one month prior to the due date of any Imposition and/or of any insurance premium, the amounts then on deposit therefor shall be insufficient for the payment thereof in full, the Borrower, within 10 days after demand, shall deposit the amount of the deficiency with the Bank. All amounts deposited shall be held by the Bank without interest and shall be applied to the payment of the obligations with respect to which such amounts were deposited on or before the dates upon which the same would become delinquent in such order or priority as the Bank shall determine; provided, however, that the amounts so deposited may be applied by the Bank, in its sole discretion, to the payment of the charges for which they have been deposited or to the payment of the Obligations.

          (c) The amount deposited pursuant to paragraph (b) above shall not constitute trust funds and may be commingled with the general funds of the Bank. Upon an assignment of this Indenture, the Bank shall pay over the balance of such deposits in its possession to the assignee and the Bank thereupon shall be completely released from all liability with respect thereto and the Borrower or owner of the Properties shall, upon the making of such payment, look solely to the assignee or transferee in reference thereto. This provision shall apply to every transfer of such deposits to a new assignee. Upon full payment of the Obligations, the Bank shall promptly pay over any balance of the deposits in its possession to the Borrower.

          Section 1.06.  Disposition of the Trust Estate; Maintenance of the
                         ---------------------------------------------------
Improvements and Fixtures.
-------------------------

          (a) Except as otherwise permitted in Section 8.17 of the Credit Agreement, the Borrower shall not voluntarily or involuntarily (other than as a result of condemnation), by operation of law or otherwise, sell, lease, transfer or dispose of, or suffer any third party to sell, transfer or dispose of, all or any part of the Trust Estate or any interest therein or any stock in the general partner of the Borrower. A transfer or disposition of the Trust Estate or any part thereof or interest therein shall include, without limitation, (a) execution of any lease (or sublease, in the case of a Leasehold Property) for
(i) the Trust Estate (or any portion thereof) and/or (ii) Space Leases in the Improvements covering space in excess of 2,000 rentable (as to any particular Hotel) square feet (excluding room rentals made in the ordinary course of the Borrower's business), (b) any direct sale, assignment, conveyance, transfer (including a transfer or other alienation of all or any part of the Trust Estate or any interest therein, which shall include, without limitation/ the creation of a Lien (as defined in the Credit Agreement) or other encumbrance on the Trust Estate (other than the Permitted Liens, (as defined in the Credit Agreement)) and (c) any assignment, pledge, grant of security interest in, conditional sales or the execution of a title retention agreement with regard to the Fixtures.

          (b) Except as expressly permitted by Section 8.17 of the Credit Agreement, the Borrower shall not permit the Improvements or Fixtures to be removed, demolished or materially altered without the written consent of the Bank; shall not commit, permit or suffer any material waste or deterioration of the Trust Estate; shall maintain the Trust Estate in good repair, working order and condition, except for reasonable wear and use; and shall restore and repair all Damaged Property (as defined in the Credit Agreement) (whether or not insured against or insurable and without regard to the sufficiency of any insurance proceeds) or any part of the Trust Estate affected by any Taking (as defined in the Credit Agreement) (without regard to the sufficiency of the Taking Proceeds (as defined in the Credit Agreement)) so that when restored or repaired the same shall be of at least equal quality, value and usefulness in connection with the operation and maintenance of the Properties, Improvements and Fixtures that existed immediately prior to such casualty or Taking.

          Section 1.07.  Compliance with Covenants.  The Borrower shall comply
                         -------------------------
with all recorded covenants, conditions and restrictions, which are now, or at any time in the future may be, applicable to or affecting the Trust Estate (or any portion thereof).

          Section 1.08.  Compliance With Laws; Indemnification.
                         -------------------------------------

          (a) The Borrower shall notify the Bank promptly of any notice or order which the Borrower receives from any Governmental Authority (as defined in the Credit Agreement) with respect to the Borrower's compliance with material Legal Requirements (as defined in the Credit Agreement), promptly take any and all actions necessary to bring its operations into compliance with such Legal Requirements and shall fully comply with the Legal Requirements which at any time are applicable to its operations at any of its Properties.

          (b) The Borrower shall indemnify and hold the Bank, and the Trustee, harmless from and against any and all loss, cost liability, damage and expense, including attorneys' fees and disbursements (except to the extent resulting from the Bank's or the Trustee's own gross negligence or willful misconduct) imposed upon the Bank and/or the Trustee (whether as a holder of this Indenture or as a successor in interest to the Borrower as owner of the Trust Estate), in any manner arising out of or related to (i) any violation of or failure of the Borrower or the Trust Estate to comply with any Legal Requirement, or (ii) any Default, including, without limitation, the filing of a lien against the Properties in favor of any Governmental Authority (each, a "Claim"). In case any such Claim is brought
                                 -----
against the Trustee or the Bank, the Borrower shall, upon notice from the Bank or the Trustee defend any such Claim any counsel reasonably satisfactory to the Bank.

          (c)    [Intentionally Omitted]

          (d) The Bank, at its election and in its sole discretion may (but shall not be obligated to) cure any failure on the part of the Borrower to comply with any Legal Requirement, which could result in (i) a lien on any portion of the Trust Estate, (ii) costs, fines or penalties against the Trust Estate (or any part thereof) or the Borrower, or (iii) a Claim, and in such event, without limitation, may take any of the following actions:

          (i) arrange for the prevention of any disposal, release or threat of release of Hazardous Materials or spill at the Properties, and pay any costs associated with such prevention;

          (ii) arrange for the removal or remediation of Hazardous Materials which may be disposed of or released or result from a Spill at the Properties, and pay any costs associated with such removal and/or remediation;

          (iii) pay on behalf of the Borrower, any costs, fines or penalties imposed on the Borrower by any Governmental Authority or any representative thereof in connection with such release or threat of release of hazardous materials or as a result of a spill; or

          (iv) make any other payment or perform any other act which will prevent a Lien in favor of any Governmental Authority from attaching to the Trust Estate (or any portions thereof).

Any partial exercise by the Bank of the remedies set forth herein, or any partial undertaking on the part of the Bank to cure the Borrower's failure to comply with any Legal Requirement, shall not obligate the Bank to complete the actions taken or require the Bank to expend further sums to cure the Borrower's noncompliance; nor shall the exercise of any such remedies operate to place upon the Bank any responsibility for the operation, control, care, management or repair of the Properties or make the Bank the "operator" of the Properties within the meaning or any such Legal Requirement. Any amount paid or costs incurred by the Bank as a result of the exercise by the Bank of any of the rights hereinabove set forth, together with interest thereon at the Post-Default Rate (as defined in the Credit Agreement), shall be immediately due and payable by the Borrower to the Bank and until paid shall be added to and become a part of the Obligations secured hereby; and the Bank, by making any such payment or incurring any such costs, shall be subrogated to any rights of the Borrower to seek reimbursement from any third parties, including, without limitation, a predecessor-in-interest to the Borrower's title who may be a "responsible party" or otherwise liable under the aforementioned Legal Requirements in connection with any such release or threat of release of Hazardous Materials.

          (e) If, after the occurrence and during the continuance of any Default under Sections 1.08(b) or (c), the Bank desires that an environmental
              -----------------------
survey and risk assessment with respect to any of the Properties be prepared, the Borrower shall supply such a survey and risk assessment by an independent engineering firm selected by the Borrower and satisfactory to the

Bank, in form and detail satisfactory to the Bank (including test borings of the ground and chemical analyses of air, water and waste discharges), estimating current liabilities and assessing potential sources of future liabilities of the Borrower or any other owner or operator of Properties under Environmental Laws (as defined in the Credit Agreement).

          (f)    The provisions of this Section 1.08 shall survive the
                                        ------------
expiration or satisfaction of this Indenture.

          Section 1.09.  Limitations of Use.  The Borrower shall not, without
                         ------------------
the Bank's consent, initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses that may be made of any of the Properties and/or the Improvements or any part thereof that would have a material adverse effect on the value of any of the Properties and/or the Improvements (or any part thereof). The Borrower shall comply with the provisions of all leases, licenses, agreements and private covenants, conditions and restrictions that at any time are applicable to the Trust Estate.

          Section 1.10.  Inspection of the Properties.  The Borrower shall keep
                         ----------------------------
adequate records and books of account in accordance with generally accepted accounting principles consistently applied and shall permit the Bank and its authorized representatives to enter and inspect the Properties and the Improvements and to examine the records and books of the Borrower with respect thereto and make copies or extracts thereof all at such reasonable times upon reasonable notice as may be requested by the Bank or the Trustee.

          Section 1.11.  Estoppel Certificates.  At any time and from time to
                         ---------------------
time, the Borrower, within 5 Business Days (as defined in the Credit Agreement) upon request, shall furnish the Trustee and the Bank a written statement, duly acknowledged, of the amount of the Obligations then secured by this Indenture and whether any offsets or defenses exist against such Obligations.

          Section 1.12.  Actions to Protect Trust Estate.  If the Borrower shall
                         -------------------------------
fail to (a) perform and observe any of the terms, covenants or conditions required to be performed or observed by it under any of the Ground Leases,
(b) effect the insurance required by Section 8.04 of the Credit Agreement,
(c) make the payments required by Section 1.05, or (d) perform or observe any of
                                  ------------
its other covenants or agreements hereunder or under the other Loan Documents, the Bank may, without obligation to do so, and upon notice to the Borrower (except in an emergency) effect or pay the same. All sums, including reasonable attorneys' fees and disbursements, so expended or expended to sustain the lien or estate of this Indenture or its priority, or to protect or enforce any of the rights hereunder, or to recover any of the Obligations, shall be a lien on the Trust Estate, shall be deemed to be added to the Obligations secured hereby, and shall be paid by the Borrower within 10 days after demand therefor, together with interest thereon at the Post-Default Rate. In any action or proceeding to foreclose this Indenture as a deed of trust or to recover or collect the Obligations secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

          Section 1.13.  Leasehold Interests.
                         -------------------

          (a) The Borrower shall (i) promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by the Borrower under the Ground Leases and do all things necessary to preserve and to keep unimpaired its rights thereunder, (ii) promptly notify the Bank of any default by the Borrower under any such Ground Lease in the performance of any of the terms, covenants or conditions on its part to be performed or observed thereunder or of the giving of any notice by the lessor to the Borrower of any default under any Ground Lease or of such lessor's intention to exercise any remedy reserved to the lessor thereunder and (iii) promptly cause a copy of each such notice given by the lessor under any Ground Lease to the Borrower to be delivered to the Bank.

          (b) If the Borrower shall fail promptly to perform or observe any of the terms, covenants or conditions required to be performed by it under any Ground Lease, including, without limitation, payment of all rent and other charges due thereunder, the Bank may, without obligation to do so, take such action as is appropriate to cause such terms, covenants or conditions to be promptly performed or observed on behalf of the Borrower but no such action by the Bank shall release the Borrower from any of its obligations under this Indenture. Upon receipt by the Bank from the lessor under any Ground Lease of any notice of default by the Borrower thereunder, the Bank may rely thereon and take any action as aforesaid to cure such default even though the existence of such default or the nature thereof be questioned or denied by the Borrower or by any party on behalf of the Borrower; provided, however, that except to the
                                     --------  -------
extent that immediate action is warranted under the circumstances, the Bank shall not exercise its right to cure a default of the Borrower hereunder until the Borrower's cure period as set forth in the Ground Lease shall have expired. Any amount paid or costs incurred by the Bank as a result of the exercise by the Bank of any of the rights hereinabove set forth, together with interest thereon at the Post-Default Rate (as defined in the Credit Agreement), shall be immediately due and payable by the Borrower to the Bank, and until paid shall be added to and become a part of the Obligations secured hereby.

          (c) The Borrower shall not surrender its leasehold estate and interests under any Ground Lease, nor terminate or cancel any Ground Lease, nor modify, change, supplement, alter or amend any Ground Lease orally or in writing, and the Borrower does hereby expressly release, relinquish and surrender unto the right, power and authority, if any, to modify, change, alter or amend any Ground Lease to which it is a party in any way, and any attempt on the part of the Borrower to exercise any such right without the consent of the Bank shall be null and void.

          (d) No release or forbearance of any of the Borrower's obligations under any Ground Lease, pursuant to the terms thereof or otherwise shall release the Borrower from any of its obligations under this Indenture.

          (e) To the extent permitted by applicable law, neither the fee title to the property demised by any Ground Lease nor the leasehold estate created by any Ground Lease shall merge, but shall always remain separate and distinct, notwithstanding the union the aforesaid estates either in the lessor or the Borrower under any Ground Lease or in a third party by purchase or otherwise, unless the Bank shall, at its option, execute and record a document evidencing its intent to merge the estates. If the Borrower acquires the fee title or any other estate, title or interest in any Leasehold Property covered by any Ground Lease, this Indenture shall attach to, be a lien upon and spread to the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of this Indenture. The Borrower shall notify the Trustee and the Bank of any such acquisition by the Borrower and, on written request by the Bank, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the opinion of the Bank be required to carry out the intent and meaning hereof.

          (f) The Borrower shall enforce all of the obligations of to lessor under the Ground Leases to which it is a party to the end that the Borrower may enjoy all of the rights granted to it under the Ground Leases, and shall promptly notify the Bank and the Trustee of any default by the lessor under any Ground Lease in the performance or observance of any of the terms, covenants and conditions on the part of such lessor to be performed or observed under any Ground Lease.

          (g) The Borrower shall obtain from the lessor under each Ground Lease to which it is a party and deliver to the Bank, within 2 days after demand from the Bank, a statement in writing certifying that such Ground Lease is unmodified and in full force and effect and the dates to which the rent and other charges, if any, have been paid, and stating whether or not, to the best knowledge of the signer of such certificate, the Borrower is in default in the performance of any covenant, agreement or condition contained in such Ground Lease, and, if to, specifying each such default of which the signer has knowledge.

          (h)    [Intentionally Omitted]

          (i) In the event that any proceeds of insurance on any part of the Trust Estate, or any Taking Proceeds, shall be deposited with any person pursuant to the requirements of any Ground Lease, the Borrower shall promptly notify the Bank and the Trustee of the name and address of the person with whom such proceeds have been deposited and of the amount so deposited.

          (j) The Borrower shall not exercise any right to purchase any of the Leasehold Properties, pursuant to an option or right of first refusal set forth in any Ground Lease, without giving prior written notice thereof to the Bank. The Borrower agrees prior to consummating the purchase of the Landlord's Interest (as defined in the applicable Ground Lease) to deliver to the Bank a Mortgage and Implementing Instrument encumbering the interest purchased and reasonably satisfactory to the Bank. If a Default shall occur and be continuing, the Bank shall have, and is hereby granted, the irrevocable right to exercise any such option or right of first refusal, either in its own name and behalf, or in the name and behalf of the Borrower, as the Bank shall in its sole discretion determine.

          (k) The Bank shall have the right to participate in any arbitration or appraisal proceeding under any Ground Lease and the Borrower shall cooperate with the Bank in all respects.

                                   ARTICLE II

                    Assignment of Rents, Issues and Profits
                    ---------------------------------------

          Section 2.01.  Assignment of Rents, Issues and Profits.  The Borrower
                         ---------------------------------------
hereby assigns and transfers to the Bank, as further security for the payment of the Obligations, the rents, revenues, issues, profits, royalties, income and benefits derived from its Properties the Improvements and Fixtures (collectively, the "Rents"), and hereby gives to and confers upon the Bank the
                    -----
right, power and authority to collect the tame. The Borrower irrevocably appoints the Bank its true and lawful attorney-in-fact, at its option at any time and from time to time following the occurrence and during the continuance of a Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of the Borrower or otherwise, for the Rents and apply the same to the Obligations as provided in Section 4.03(a)
                                                           ---------------
hereof; provided, however, that the Borrower shall have the right to collect the Rents at any time prior to the occurrence of a Default (but not more than one month in advance, except in the case of security deposits). The foregoing assignment of Rents is intended to be an absolute present assignment from the Borrower to the Bank and not merely the creation of a security interest, subject only to the terms of this Indenture.

          Section 2.02.  Collection Upon Default.  To the extent permitted by
                         -----------------------
law, if a Default (as hereinafter defined) shall have occurred and be continuing, the Bank may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Obligations or the solvency of the Borrower, enter upon and take possession of the Properties, the Improvements and the Fixtures or any part thereof, in its own name, sue for or otherwise collect the Rents including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, to the payment of the Obligations and in such order as the Bank may determine. The collection of the Rents or the entering upon and taking possession of the Properties, the Improvements or the Fixtures or any part thereof, or the application thereof as aforesaid, shall not cure or waive any Default or notice thereof or invalidate any act done in response to such Default or pursuant to notice thereof.

                                  ARTICLE III

                               Security Agreement
                               ------------------

          Section 3.01.  Creation of Security Interest.  The Borrower hereby
                         -----------------------------
grants to the Bank a security interest in the Fixtures for the purpose of securing the Obligations. The Bank shall have, in addition to all rights and remedies provided herein and in the other Loan Documents, all the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the applicable portion of the Fixtures is located.

          Section 3.02.  Warranties, Representations and Covenants.  The
                         -----------------------------------------
Borrower hereby warrants, represents and :covenants that: (a) the Fixtures will be kept on or at the related Properties and the Borrower will not remove any Fixtures from the related Properties, except such portions or items of the Fixtures which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Borrower, except as otherwise expressly provided in Section B.17(a) of the Credit Agreement, (b) all covenants and obligations of the Borrower contained herein relating to the Trust Estate shall be deemed to apply to the Fixtures whether or not expressly referred to herein and (c) this Indenture constitutes a security agreement and "fixture filing" as those terms are used in the applicable Uniform Commercial Code. Information relative to the security interest created hereby may be obtained by application to the Bank at the jailing address set forth on Page 1 hereof. The mailing addresses of the Borrower is set forth on Page 1 hereof.

                                   ARTICLE IV

                               Defaults; Remedies
                               ------------------

          Section 4.01.  Defaults.  If
                         --------

          (a) an Event of Default under and as defined in the Credit Agreement shall occur and be continuing;

          (b) default shall be made in the performance or observance of any covenant or agreement of the Borrower contained in Section 1.0(a) hereof and such default shall not have been remedied within 3 Business Days after notice thereof shall have been given to the Borrower by the Bank or Trustee; or

          (c) the Borrower shall default in the performance or observance of any other covenant or agreement of the Borrower hereunder or under the Implementing Mortgages or the Implementing Deeds of Trust and such default shall not have been remedied ((i) within 30 days after notice thereof shall have been given to the Borrower by the Bank or the Trustee or (ii) if such default cannot be cured within said period of 30 days with the exercise of all due diligence provided such cure is commenced before the expiration of said 30 days and thereafter shall prosecute the curing of such default with diligence and continuity, within such period of time as may be necessary to complete the curing of same; provided that if such default shall be a material default, such default must be cured within 180 days after notice thereof; (any such default, Event of Default or failure by the Borrower to perform or observe of any other covenant or agreement as set forth herein being hereinafter called a "Default"); then, as more particularly provided in the Credit Agreement, the principal of and accrued interest on the Note outstanding under the Credit Agreement and all other Obligations may be declared, or may become, due and payable, without presentment, demand, protest or other formalities of any kind, all of which have been waived pursuant to the Credit Agreement, except as otherwise provided herein.

          Section 4.02.  Default Remedies.
                         ----------------

          (a) If a Default shall have occurred and be continuing, this Indenture and the Implementing Mortgages and the Implementing Deeds of Trust may, to the maximum extent permitted by law, be enforced either as a deed of trust, deed to secure debt or as a mortgage, at the option of the Bank, and the Trustee or the Bank, as the case may be, may exercise any right, power or remedy permitted to it hereunder, under any of the other Loan Documents or by law, and, without limiting the generality of the foregoing, the Trustee or the Bank, as the case may be, may, personally or by their respective agents, to the maximum extent permitted by law:

          (i) enter and take possession of the Trust Estate or any part thereof, exclude the Borrower and all persons claiming under the Borrower whose claims are junior to this Indenture and any Implementing Instrument, wholly or partly therefrom, and use, operate, manage and control the same either in the name of the Borrower or otherwise as the Trustee or the Bank, as the case may be, shall deem best, and upon such entry, from time to time at the expense of the Borrower and the Trust Estate, make all such repairs, replacements, alterations, additions or improvements to the Trust Estate or any part thereof as the Trustee or the Bank, as the case may be, may deem proper and, whether or not the Trustee or the Bank has so entered and taken possession of the Trust Estate or any part thereof, collect and receive all the rents and profits and apply the same, to the maximum extent permitted by law, to the payment of all expenses which the Trustee or the Bank may be authorized to make under this Indenture, the Implementing Mortgages or the Implementing Deeds of Trust, the remainder to be applied to the payment of the Obligations until the same shall have been repaid in full; if the Trustee or the Bank, as the case may be, demands or attempts to take possession of the Trust Estate or any portion thereof in the exercise of any rights hereunder, the Borrower shall promptly turn over and deliver complete possession thereof to the Trustee or the Bank; and

          (ii) personally or by agents, with or without entry, if the Trustee or the Bank, as the case may be, shall deem it advisable:

                        (x) sell the Trust Estate or any part thereof at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or, in the absence of any such requirement, as the Trustee or the Bank may deem appropriate, and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

                        (y) proceed to protect and enforce its rights under this Indenture, the Implementing Mortgages and Implementing Deeds of Trust, by suit for specific performance of any covenant contained herein or in the Loan Documents or in aid of the execution of any power granted herein or in the Loan Documents, or for the foreclosure of this Indenture and the respective Implementing Mortgage and/or the Implementing Deed of Trust (as a mortgage, deed to secure debt or deed of trust, as the case may be, or otherwise) and the sale of the Trust Estate or any part thereof under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as the Trustee or the Bank shall deem most effectual for such purpose, provided, that in the event of a sale, by foreclosure or otherwise, of less than all of the Trust Estate, this Indenture and the respective Implementing Mortgage and/or the Implementing Deed of Trust shall continue as a lien on, and security interest in, the remaining portion of the Trust Estate; or

                        (z) exercise any or all of the remedies available to a secured party under the applicable Uniform Commercial Code, including, without limitation:

          (1) either personally or by means of a court appointed receiver, take possession of all or any of the Fixtures and exclude therefrom the Borrower and all persons claiming under the Borrower, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Borrower in respect of the Fixtures or any part thereof; if the Trustee or the Bank, as the case may be, demands or attempts to take possession of the Fixtures in the exercise of any rights hereunder, the Borrower shall promptly turn over and deliver complete possession thereof to the Bank;

          (2) without notice to or demand upon the Borrower, make such payments and do such acts as the Trustee or the Bank, as the case may be, may deem necessary to protect its security interest in the Fixtures, including, without limitation, paying, purchasing, contesting or compromising any encumbrance which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith;

          (3) require the Borrower to assemble the Fixtures or any portion thereof, at a place designated by the Bank or the Trustee and reasonably convenient to both parties, and promptly to deliver such Fixtures to the Trustee or the Bank, as the case may be, or an agent or representative designated by it; the Trustee or the Bank, as the case may be, and their agents and representatives, shall have the right to enter upon the premises and property of the Borrower to exercise the Trustee's or the Bank's rights hereunder;

          (4) sell, lease or otherwise dispose of the Fixtures or any portion thereof, with or without having the Fixtures at the place of sale, and upon such terms and in such manner as the Trustee or the Bank, as the case may be, may determine (and the Trustee or the Bank may be a purchaser at any such sale); and

          (5) unless the Fixtures are perishable or threaten to decline speedily in value or are of a type customarily sold on a recognized market, the Trustee or the Bank, as the case may be, shall give the Borrower at least 10 days' prior notice of the time and place of any sale of the Fixtures or Other intended disposition thereof.

          (b) If a Default shall have occurred and be continuing, the Trustee or the Bank, as the case may be, to the maximum extent permitted by law, shall be entitled, as a matter of right, to the appointment of a receiver of the Trust Estate or any part thereof, without notice or demand, and without regard to the adequacy of the security for the Obligations or the solvency of the

Borrower. The Borrower hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Bank and the Trustee, as the case may be, in case of entry and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Estate or any part thereof, unless such receivership is sooner terminated.

          (c) If a Default shall have occurred and be continuing, the Borrower shall, to the maximum extent permitted by law, pay monthly in advance to the Trustee or the Bank, as the case may be, or to any receiver appointed at the request of the Trustee or the Bank, as the case may be, to collect rents, the fair and reasonable rental value for the use and occupancy of the Properties, the Improvements and the Fixtures or of such part thereof as may be in the possession of the Borrower and used by the Borrower for its for its personal use. Upon default in the payment thereof, the Borrower shall vacate and surrender possession of the Properties, the Improvements and the Fixtures to the Trustee or the Bank or such receiver, and upon a failure so to do may be evicted by summary proceedings.

          (d) In any sale under any provision of this Indenture or pursuant to any judgment or decree of court, the Trust Estate, to the maximum extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as the Trustee or the Bank may elect, without regard to the right of the Borrower or any person claiming under the Borrower to the marshallinq of assets. The purchaser at any such sale shall take title to the Trust Estate or the part thereof so sold free and discharged of the estate of the Borrower therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including the Trustee or the Bank, as the case may be, may purchase at any such sale. Upon the completion of any such sale by virtue of this Section 4.02, the Trustee or the Bank, as the
                                ------------
case may be, shall execute and deliver to the purchaser an appropriate instrument which shall effectively transfer all of the Borrower's and the Trustee's estate, right, title, interest, property, claim and demand in and to the Trust Estate or portion thereof so sold, but without any covenant or warranty, express or implied. The Trustee and the Bank are each hereby irrevocably appointed the attorney-in-fact of the Borrower in its name and stead to make all appropriate transfers and deliveries of the Trust Estate or any portions thereof so sold and, for that purpose, the Trustee and/or the Bank may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, the Borrower hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Borrower shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to the Trustee or the Bank, as the case may be, or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Trustee or the Bank for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Indenture or any of the Implementing Instruments, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of the Borrower in, to and under the Trust Estate, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against the Borrower and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under the Borrower. The powers and agency herein granted are coupled with an interest and are irrevocable.

          (e) To the maximum extent permitted by applicable law, all rights of action under the Loan Documents and this Indenture may be enforced by the Trustee or the Bank, as the case may be, without the possession of the Loan Documents and without the production thereof at any trial or other proceeding relative thereto. Any such suit or proceeding instituted by the Trustee shall be brought in its name and as trustee of an express trust, and any recovery of judgment shall, subject to the rights of the Trustee be for the benefit of the Bank.

          Section 4.03.  Application of Proceeds.   The proceeds of any sale
                         -----------------------
made either under the power of sale (to the extent available under applicable law) hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Indenture or any of the Implementing Instruments, or of any monies held by the Trustee or the Bank, as the case may be, hereunder shall, to the maximum extent permitted by law, be applied:

          (i) first to the payment of all costs and expenses of such sale, including the Trustee's and/or the Bank's attorneys' fees;

          (ii) then to the payment of all charges, expenses and advances incurred or made by the Trustee and/or the Bank in order to protect the lien and estate of this Indenture or any Implementing Instrument or the security afforded hereby;

          (iii) then to the payment in full of all Obligations (in such order and priority as the Bank may elect);

and any surplus remaining shall be paid to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          Section 4.04.  Right to Sue.  The Trustee and the Bank or either of
                         ------------
them shall have the right from time to time to sue for any sums required to be paid by the Borrower under the terms of this Indenture as the same become due, without regard to whether or not the Obligations shall be, or shall have become, due and without prejudice to the right of the Trustee or the Bank thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence and continuance of any Default existing at the time such earlier action was commenced.

          Section 4.05.  Powers of the Trustee and the Bank.  The Trustee and
                         ----------------------------------
the Bank may at any time or from time to time renew or extend this Indenture, the Implementing Instruments or with the agreement of the Borrower) alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof in whole or in part, and may release or reconvene any portion of the Trust Estate or any other security, and grant such extensions and indulgences in relation to the Obligations, or release any person liable therefor as the Trustee or the Bank, as the case may be, may determine without the consent of any junior lienor or encumbrancer, without any obligation to give notice of any kind thereto (except as may be required by applicable law), without in any manner affecting the priority of the lien and estate of this Indenture, the Implementing Mortgages and the Implementing Deeds of Trust on or in any part of the Trust Estate and without affecting the liability of any other person liable for any of the Obligations.

          Section 4.06.  Remedies Cumulative.
                         -------------------

          (a) No right or remedy herein conferred upon or reserve to the Trustee or the Bank, as the case may be, is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other sight or remedy under this Indenture, the Implementing Mortgages, the Implementing Deeds of Trust or under applicable law, whether now or hereafter existing; the failure of the Trustee or the Bank, as the case may be, to insist at any time upon the strict observance or performance of any of the provisions of this Indenture and the Implementing Mortgages and/or Implementing Deeds of Trust, or to exercise any right or remedy provided for herein or therein or under applicable law, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof.

          (b) The Trustee and the Bank, and each of them, shall be entitled to enforce payment and performance of any of the obligations of the Borrower and to exercise all rights and powers under this Indenture, the Implementing Instruments or under any Loan Document or any laws now or hereafter in force, notwithstanding that some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed to secure debt, deed of trust,, pledge, lien, assignment or otherwise; neither the acceptance of this Indenture, the Implementing Mortgages and the Implementing Deeds of Trust nor the enforcement hereof or thereof, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Trustee's or the Bank's right to realize upon or enforce any other security now or hereafter held by the Trustee and/or the Bank, as the case may be, it being stipulated that the Trustee and the Bank, and each of them, shall be entitled to enforce this Indenture, the Implementing Instruments and any other security now or hereafter held by the Trustee or the Bank in such order and manner as the Trustee or the Bank in its sole discretion, may determine; every power or remedy given by the Loan Documents to the Trustee or the Bank or to which the Bank is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee or the Bank, and either of them may pursue inconsistent remedies.

          Section 4.07.  Waiver of Stay, Extension, Moratorium Laws, Equity of
                         -----------------------------------------------------
Redemption.  To the maximum extent permitted by law, the Borrower shall not at
----------
any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions o~ this Indenture or any Implementing Mortgage or Implementing Deed of Trust; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Trust Estate or any portion thereof prior to any sale or sales thereof which may be made under or by virtue of Section 4.02 hereof; and the Borrower, to the extent that it lawfully may,
   ------------
hereby waives all benefit or advantage of any such law or laws. The Borrower for itself and all who may claim under it, hereby waives, to the maximum extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale (to the extent available under applicable law created hereunder or from sale under any order or decree of foreclosure of this Indenture, any Implementing Mortgage or Implementing Deed of Trust and (if a Default shall have occurred) all notice or notices of seizure, and all right to have the Trust Estate marshalled upon any foreclosure hereof. Neither the Trustee nor the Bank shall be obligated to pursue or exhaust its rights or remedies as against any other part of the Trust Estate and the Borrower hereby waives any right or claim of right to have the Trustee or the Bank proceed in any particular order.

          Section 4.08.  No Waiver.  No failure to exercise, nor any delay in
                         ---------
exercising or any course of dealing in respect of any right, power or remedy hereunder by the Trustee or the Bank shall operate as a waiver thereof, nor shall any single or partial exercise by the Trustee or the Bank of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                                   ARTICLE V

                                  The Trustee
                                  -----------

          Section 5.01.  Acceptance by Trustee.  The Trustee accepts this trust
                         ---------------------
with respect applicable portion of the Trust Estate when this Indenture shall have been duly executed and acknowledged and the Implementing Deeds of Trust with respect to the respective portion of the Trust Estate are made a public record as provided by law.

          Section 5.02.  Compensation.  The Trustee waives any statutory fee and
                         ------------
shall accept reasonable compensation from the Bank in lieu thereof (which shall in no event be greater than the maximum amount permitted under applicable law) for any services rendered by it in accordance with the terms hereof.

          Section 5.03.  Action in Accordance With Instructions. Upon receipt by
                         --------------------------------------
the Trustee of instructions from the Bank at any time or from time to time, the Trustee shall (a) give any notice or direction or exercise any right, remedy or power hereunder or in respect of any part or all of the Trust Estate as shall be specified in such instructions and (b) approve as satisfactory all matters required by the terms hereof to be satisfactory to the Trustee or to the Bank. The Trustee may, but need not, take any of such actions in the absence of such instructions. In addition, at any time or from time to time, upon request of the sank and presentation of this Indenture and the Implementing Deeds of Trust for endorsement, and without affecting the liability of any person for payment of the Obligations, the Trustee may, upon such request, reconvey all or any part of the Trust Estate, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien and estate hereof.

          Section 5.04.  Resignation.  The Trustee may resign at any time upon
                         -----------
giving not less than 60 days prior notice to the Bank, but shall continue to act as trustee until its successor shall have been qualified and appointed pursuant to Section 5.05 hereof.
   ------------

          Section 5.05.  Successor Trustee.  In the event of the death removal,
                         -----------------
resignation or refusal or inability of the Trustee to act, for any reason, at any time, the Bank shall have the irrevocable power, with or without cause, without notice of any kind, and without applying to any court, to select and appoint a successor trustee. Each such appointment and substitution shall be made by notice to the Borrower, the Trustee 2nd successor trustee and by recording notice of such in each office in this Indenture or any Implementing Deed of Trust is recorded. Such notice shall be executed and acknowledged by the sank and shall contain reference to this Indenture and the Implementing Deeds of Trust and when so recorded shall be conclusive proof of proper appointment of the successor trustee. Such successor shall not be required to give bond for the faithful performance of its duties unless required by the Bank.

                                   ARTICLE VI

                                 Miscellaneous
                                 -------------

          Section 6.01.  Reconveyance by Trustee.  The Bank shall promptly
                         -----------------------
notify the Trustee of the payment in full of the Obligations or the Borrower's compliance with the release provisions of Section 8.17(b) of the Credit Agreement and shall surrender this Indenture and/or the Implementing Deeds of Trust (or those the subject of the relevant release) to the Trustee for cancellation and retention. Upon receipt of such notification, and upon payment by the Borrower of the Trustee's and/or the Bank's expenses, the Trustee or the Bank, as the case may be, shall release the lien of this Indenture and/or the Implementing Mortgages or reconvey the Implementing Deeds of Trust, as the case may be, without warranty or covenant, any portion of the Trust Estate then held hereunder (or those the subject of the relevant release) to the Borrower or upon the request of the Borrower and at the Borrower's expense assign this Indenture, the Implementing Mortgages and the Implementing Deeds of Trust (or those the subject of the relevant release) without recourse, to the Borrower's designee, or to the person or persons legally entitled thereto, by an instrument duly acknowledged in form for recording.

          Section 6.02.  Notices.  All notices and other communications provided
                         -------
for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be deemed to have been properly given or served by personal delivery or by depositing in the United States Mail, post-paid and registered or certified, return receipt requested, and addressed to the recipient at the "Address for Notices" specified below its name on the signature pages hereof; or r attorney party, at such other address as shall be designated by such party upon 30 days prior written notice to each other party. All such communications and requests shall be deemed given upon personal delivery or three (3) Business Days after being deposited in the United States Mail with rejection or other refusal to accept or the inability to delivery because of changed addresses of which no notice was given constituting delivery for this purpose.

          Section 6.03.  Amendments; Waivers; etc.  This Indenture cannot be
                         -------------------------
modified, changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by the party against whom enforcement of such modification, change or discharge is sought.

          Section 6.04.  Successors and Assigns.  This Indenture applies to,
                         ----------------------
inures to the benefit of and binds each of the parties hereto and their respective successors and assigns and shall run with the Properties.

          Section 6.05.  Captions.  The captions or headings at the beginning of
                         --------
each Section hereof are for the convenience of the parties hereto and are not a part of this Indenture.

          Section 6.06.  Invalidity of Certain Provisions.  If the lien or
                         --------------------------------
estate of this Indenture is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially secured portion of the Obligations shall be completely paid prior to the payment of the remaining and secured or partially secured portion thereof, and all payments made on such Obligations, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion thereof that is not secured or fully secured by the lien or estate of this Indenture.

          Section 6.07.  Severability.  If any term or provision of this
                         ------------
Indenture or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, or be inapplicable, invalid or unenforceable with respect to an Implementing Mortgage or an Implementing Deed of Trust, as the case may be, the remainder of this Indenture, or the application of such term or provision to persons or circumstances or the Implementing Instrument other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Indenture shall be valid and enforceable to the maximum extent permitted by law.

          Section 6.08.  One of a Number of Indentures.  This Indenture is given
                         -----------------------------
as security together with the Implementing Instruments which collectively secure the Obligations. A copy of all such Implementing Instruments (including this Indenture) are on file with the Borrower and with the Bank and are available for inspection during normal business hours upon reasonable advance request therefor. A Default with respect to (i) this Indenture, (ii) any Implementing Mortgage (including this Indenture) or (iii) any Implementing Deed of Trust (including this Indenture) shall constitute a Default under all such instruments.

          Section 6.09.  Trust is Irrevocable.  The trust created hereby is
                         --------------------
irrevocable by the Borrower.

          Section 6.10.  Governing Law.  The laws of the State of New York shall
                         -------------
govern the validity, interpretation, construction and the Borrower's performance and observance of this Indenture, except that the laws of each State in which a portion of the Trust Estate is located shall govern the validity and enforcement of the security interest of the Bank in and to the portion of the Trust Estate located in such State.

          Section 6.11.  Limitation on Liability. Notwithstanding anything to
                         -----------------------
the contrary in this Indenture or in any of the other Related Agreements (as defined in the Credit Agreement), in the event of the maturity of the Obligations, or any part thereof, by acceleration or passage of time, or upon a default under this Indenture or a Default or Event of Default under any of the other Related Agreements, or a breach of any covenant or agreement contained in this Indenture or in any of the other Related Agreements: (a) the Bank shall not seek any judgment for a deficiency or money judgment against the Borrower or any partner thereof in connection with any action brought under this Indenture or any of the other Related Agreements; and (b) the Bank shall not seek any judgment on this Indenture except as a part of judicial proceedings to foreclose on this Indenture or any of the other Related Agreements, and in the event any suit is brought on this Indenture or concerning the Obligations as a part of judicial proceedings to foreclose on this Indenture or any of the other Related Agreements, any judgment obtained in such suit shall by its terms constitute a Lien on, and will be enforced only against, the Trust Estate and/or any other property conveyed or secured by any of the Related Agreements (together with the income therefrom, any funds held by the Bank pursuant to this Indenture or any of the other Related Agreements,, insurance proceeds and Taking Proceeds (as defined in the Credit Agreement)) and escrow and security deposits and not against any other assets or property of the Borrower or any partner thereof; provided, that the Borrower (but not the Limited Partners (as limited partners) except to the extent liability may be imposed under the Act (as defined in the Partnership Agreement)) shall be fully and personally liable for (i) any fraud or material misrepresentation of any of the representations made in Section 7 of the Credit Agreement, or (ii) willful misconduct of the Borrower, its employees or agents, or willful misapplication of Cash Flow Available for Loans (as defined in the Credit Agreement), any insurance proceeds, Taking Proceeds or tenant security deposits. FF&E Reserves (as defined in the Credit Agreement) or of any rental or other income which was required by any of the Related Agreements to be paid or applied in a specified manner. Nothing contained in this Section 6.11 hereof shall be deemed to constitute a release or impairment of the Obligations, or the Lien of this Indenture on the Trust Estate, or the Lien of any of the other Related Agreements on any property covered thereby, or shall preclude the Bank from foreclosing this Indenture or any of the other Related Agreements in case of an Event of Default, from enforcing any of the other rights of the Bank hereunder or under any of the other Related Agreements, or from enforcing any of the rights of the Bank against any other Person at any time liable under any guaranty, bond, policy of insurance or otherwise including, but not limited to, the Debt Service Guaranty, the Management Guaranty and the Indemnity Agreement (each as defined in the Credit Agreement) for the payment of the Obligations or for the performance of any of the covenants and agreements contained in this Indenture or any of the other Related Agreements.

          IN WITNESS WHEREOF, this Indenture has been duly executed under seal By the duly authorized representatives of the Borrower and the Trustee as of the day and year first above written.

ATTEST (witnessed by):

                                      FAIRFIELD INN BY MARRIOTT
                                        LIMITED PARTNERSHIP
                                      By:   Marriott FIBM One Corporation,
                                            its general partner


                                      By:
                                         ---------------------------------------
                                            David N. Chichester
                                            Its:  President
                                      Address for Notices:
                                      -------------------
                                      One Marriott Drive
                                      Washington, D. C. 20058
                                      Attention:  Law Department
                                      ---------


                                      STEWART TITLE OF CALIFORNIA,
                                        as Trustee with respect to that
                                        portion of the Trust Estate located
                                        in the State of California:


                                      By:
                                         ---------------------------------------
                                            Dale Rincon
                                            Its:  President
                                      Address for Notices:
                                      -------------------
                                      2010 Main Street, Suite 250
                                      Irvine, California 92714
                                      Attention:  Advisory Title Officer
                                      ---------


                                      ------------------------------------------
                                            Lawrence J. Gordon, Esq.
                                              as Trustee with respect to that
                                              portion of the Trust Estate
                                              located in the State of Missouri
                                      Address for Notices:
                                      -------------------
                                      11 North Brentwood
                                      Clayton, Missouri  63105
                                      Attention:
                                      ---------

                                      THE FIDELITY COMPANY,
                                        as Trustee with respect to that
                                        portion of the Trust Estate located
                                        in the State of North Carolina:


                                      By:
                                         ---------------------------------------
                                            Leslie E. Browder
                                            Its:
                                      Address for Notices:
                                      -------------------
                                      Suite 2400
                                      Wachovia Building
                                      301 North Main Street
                                      Winston-Salem, North Carolina  27102
                                      Attention:
                                      ---------


                                      ------------------------------------------
                                            Samuel B. Miller II, Esq.
                                              as Trustee with respect to that
                                              portion of the Trust Estate
                                              located in the State of Tennessee
                                      Address for Notices:
                                      -------------------
                                      2101 North Roan Street
                                      Johnson City, Tennessee  37601



                                      STEWART TITLE AND SETTLEMENT SERVICES,
                                        INC.,
                                         as Trustee with respect to that
                                         portion of the Trust Estate located
                                         in the State of Virginia

                                      By:
                                         ---------------------------------------
                                              [type name]
                                              Its: [title]
                                      Address for Notices:
                                      -------------------
                                      2697 Dean Drive
                                      Suite 203
                                      Virginia Beach, Virginia  23452
                                      Attention:
                                      ---------

STATE OF CALIFORNIA    )
                       )    SS
COUNTY OF ORANGE       )

On this 27th day of July, in the year 1990, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Dale Rincon personally known to me (or proven to me on the basis of satisfactory evidence) to be the President of Stewart Title of California, the corporation that executed the within Instrument on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

WITNESS my hand and official seal.

signature
          --------------------------
Name:         Mary Lynne Tryon

STATE OF NEW YORK      )
                       )   ss:                       PROBATE
COUNTY OF NEW YORK     )

          BEFORE ME PERSONALLY APPEARED
                                        -------------------------------------
who states on oath that s/he saw the within named FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, by MARRIOTT FIBM ONE CORPORATION, its General Partner, by David N. Chichester, its President, as its act and deed, sign, seal and deliver the within and foregoing instrument, and that s/he with
                                                        ---------------------
                                                  witnessed the execution
-------------------------------------------------
thereof.



------------------------------
SWORN to before me this 31st
day of July, 1990


                                (L.S.)
------------------------------
Notary Public

My Commission Expires:

STATE OF MISSOURI      )
                       )    ss
COUNTY OF ST. LOUIS    )

On this 27th day of July, 1990, before me appeared Lawrence J. Gordon, to me known to be the person who executed the foregoing instrument; and being first duly sworn on oath acknowledged that he executed the same as his free act and deed for the purposes and uses therein stated.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my seal in the County and State aforesaid, the day and year above written.


                                       --------------------------------------
                                             NOTARY PUBLIC

My Term Expires:

--------------------------------

STATE OF NORTH CAROLINA    )
                           )
COUNTY OF FORSYTH          )

          I, Ann W. Foster, a Notary Public of Forsyth County, State of North Carolina, certify that Sue T. Ashby personally came before me this day and acknowledged that she is Assistant Secretary of THE FIDELITY COMPANY, a North Carolina corporation, as Trustee with respect to that portion of the Trust Estate located in the State of North Carolina, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by herself as its Assistant Secretary.

          WITNESS my hand and official seal or stamp, this 27th day of July, 1990.

                                       -----------------------------------------
                                             NOTARY PUBLIC

My Commission Expires:
August 5, 1991

STATE OF TENNESSEE

COUNTY OF WASHINGTON

          Personally appeared before me, the undersigned Notary Public, in and for the State and County aforesaid, Samuel B. Miller, II, Trustee, the within named bargainor, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who acknowledged that he executed the within instrument for the purposes therein contained.

          WITNESS my hand and seal at office in the State and County aforesaid this 31st day of July, 1990


                                       -----------------------------------------
                                             NOTARY PUBLIC

My Commission Expires:

1-13-93

STATE OF VIRGINIA
CITY OF VIRGINIA BEACH, to-wit;

          I, MARY S. LONG, a Notary Public in and for the City and State aforesaid, do hereby certify that BRIAN M. CLEMENTS, Vice-President of Stewart Title and Settlement Services, Inc., whose name is signed to the foregoing Instrument bearing date on this 27th day of July, 1990, has acknowledged the same before me in my City and State aforesaid.

          GIVEN under my hand and seal this 27th day of July, 1990.

                                       -----------------------------------------
                                             NOTARY PUBLIC

STATE OF NEW YORK:
COUNTY OF NEW YORK:

          I, __________________________________________, a Notary Public in and
for said County in said State, hereby certify that David N. Chichester, whose name as President of Marriott FIBM One Corporation, a Delaware corporation, as General Partner of Fairfield Inn by Marriott Limited Partnership, a Delaware limited partnership, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contends of said instrument, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation, acting in its capacity as General Partner as aforesaid.

          Given under my hand this 31st day of July, 1990.

                              ___________________________________________(SEAL)
                                     NOTARY PUBLIC, STATE OF NEW YORK

                              My Commission Expires:

STATE OF NEW YORK   )
                    )  ss
COUNTY OF NEW YORK  )

          The foregoing instrument was acknowledged before me on this 31st day of July, 1990, by David N. Chichester and Christopher G. Townsend, President and Secretary, respectively, of Marriott FIBM One Corporation, a Delaware corporation, the general partner of Fairfield Inn by Marriott Limited Partnership, the partnership described in and which executed the foregoing instrument.

          WITNESS my hand and seal hereto affixed the day and year first above written.

                              -------------------------------------------
                                     NOTARY PUBLIC in and for
                                     the State of New York
                                     My Commission expires:

STATE OF NEW YORK   )
                    )  ss
COUNTY OF NEW YORK  )

          On July 31, 1990 before me, the undersigned, a Notary Public in and for the aforesaid State, personally appeared David N. Chichester, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the President of MARRIOTT FIBM ONE CORPORATION, a Delaware corporation, and Christopher G. Townsend, personally known to me or proved to me on the basis of satisfactory evidence to be the person who attested the within instrument as the Secretary of said corporation, said corporation being the general partner of FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership, the Borrower named in the above document, and that as such President and Secretary, being authorized so to do, executed the foregoing instrument on behalf of said corporation and said limited partnership before me and in my presence as an official witness for the purposes therein stated, and they delivered the same as such.

          WITNESS my hand and official seal this 31st day of July, 1990.

[Notarial Seal]

                                     -------------------------------------------
                                               NOTARY PUBLIC

                                     Name:
                                          --------------------------------------

My Commission Expires:

----------------------------

STATE OF NEW YORK   )
                    )  ss
COUNTY OF NEW YORK  )

          On this 31st day of July, 1990, before me the undersigned, appeared David N. Chichester, to me personally known, who being by me duly sworn, did say that he is the President of Marriott FIBM One Corporation, a corporation that is a general partner in the Delaware limited partnership known as Fairfield Inn by Marriott Limited Partnership, and that said instrument was signed in behalf of said corporation by authority of its Board of Directors, and said President acknowledged said instrument to be the free act and deed of said corporation and that said corporation was duly authorized to sign said instrument for and on behalf of said partnership and that said instrument is the free act and deed of said partnership.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in the County of New York, State of New York, the day and year last above written.


                                     -------------------------------------------
                                        NOTARY PUBLIC

                                     -------------------------------------------
                                        (Type or print name of Notary)

My commission expires:

----------------------------

STATE OF NEW YORK

COUNTY OF NEW YORK. to wit:

          I, the undersigned, a Notary Public in and for the State and County aforesaid, whose commission as such expires on the 20th day of April, 1991, do hereby certify that David N. Chichester as President of Marriott FIBM One Corporation the general partner of FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP whose name is signed to the foregoing document bearing date on the 31st day of July, 1990, has signed and acknowledged the same before me in my County and State aforesaid.


                              -------------------------------------------
                                       NOTARY PUBLIC

STATE OF NEW YORK
COUNTY OF NEW YORK

          Before me, the undersigned, a Notary Public, within and for said County and State, duly commissioned and qualified, personally appeared David N. Chichester, the President of Marriott FIBM One Corporation, a Delaware corporation, which said corporation is a general partner of Fairfield Inn by Marriott Limited Partnership, a Delaware Limited Partnership, with whom I am personally acquainted, and who acknowledged himself to be the President of Marriott FIBM One Corporation, a Delaware Corporation, the within named general partner of Fairfield Inn by Marriott Limited Partnership, the within named bargainor, and he as such President of Marriott FIBM One Corporation, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the said Limited Partnership by the Corporation by himself as President, thereby executing the instrument on behalf of the Limited Partnership. The said President, still upon oath, acknowledged that Marriott FIBM One Corporation, is a general partner of Fairfield Inn by Marriott Limited Partnership, a Delaware Limited Partnership, and that the said Marriott FIBM One Corporation, as such general partner, being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by causing its said general partner to sign the name of the said Fairfield Inn by Marriott Limited Partnership, a Delaware Limited Partnership, by such general partner.

          WITNESS my hand and official seal at office this 31st day of July, 1990.


                                    --------------------------------------------
                                            NOTARY PUBLIC

My commission expires:

-----------------------------

STATE OF NEW YORK   )
                    )  ss:
COUNTY OF NEW YORK  )


          On this 31st day of July, 1990, personally came before me David N. Chichester, who, being by me duly sworn, says that he is the President of MARRIOTT FIBM ONE CORPORATION, a Delaware corporation, and that the seal affixed to the foregoing instrument in writing was signed and sealed by him on behalf of the corporation by its authority duly given as the General Partner of FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership. And the said President acknowledged the said writing to be the act and deed of said corporation as the General Partner of FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP.

          WITNESS, my hand and notarial seal this 31st day of July, 1990.


                                     -------------------------------------------
                                             NOTARY PUBLIC

My commission expires:

------------------------------

STATE OF NEW YORK   )
                    )  ss:
COUNTY OF NEW YORK  )

          On this 31st day of July, 1990, before me, the undersigned, a Notary Public in and for the State of New York, duly commissioned and sworn, personally appeared David N. Chichester, to me known who, being by me duly sworn, did depose and say that he resides at 7604 River Falls Drive, Potomac, Maryland 20854; that he is the President of FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, the corporation described in and which executed the foregoing instrument before me as witness hereto; and that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation and that he signed his name thereto by like order and that he signed his name thereto under authority of the board of directors of said corporation.

          WITNESS my hand and seal hereto affixed the day and year first above written.


                                     -------------------------------------------
                                          NOTARY PUBLIC in and for
                                          the State of New York.
                                          My Commission expires:

STATE OF NEW YORK   )
                    )  ss:
COUNTY OF NEW YORK  )

          On this 31st day of July, in the year 1990, before me, ____________________________, a Notary Public in and for said county and state, personally appeared David N. Chichester, personally known to me (or proved to me on the basis of satisfactory evidence) to be the President and Christopher G. Townsend, personally known to me (or proved to me on the basis of satisfactory evidence) to be the Secretary of Marriott FIBM One Corporation, the corporation that executed the within instrument and personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument on behalf of said corporation, said corporation being personally known to me to be one of the partners of Fairfield Inn by Marriott Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

          WITNESS my hand and official seal this 31st day of July, 1990.

[NOTARIAL SEAL]


                                     -------------------------------------------
                                              NOTARY PUBLIC


                                     Name:
                                          --------------------------------------


My Commission Expires:

                                                                      Schedule I
                                                                      ----------

                 FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP

                             LIST OF FEE PROPERTIES

          The following properties more specifically described on Exhibits A-1
                                                                  ------------
through A-16 attached hereto:
        ----

State:                                 Alabama (Montgomery County)   Exhibit A-1
Name of Property:                      Montgomery
Address:                               5601 Carmichael Road
                                       Montgomery, AL  36117

State:                                California (Orange County)     Exhibit A-2
Name of Property:                     Placentia
Address:                              SR-57 and Orangethorpe Avenue
                                      Placentia, Ca  92670

State:                                Georgia (Gwinnet County)       Exhibit A-3
Name of Property:                     Atlanta-Gwinnett
Address:                              3500 Venture Highway
                                      Duluth, GA  30136

State:                                Georgia (Gwinnet County)       Exhibit A-3
Name of Property:                     Atlanta-Peachtree Corners
Address:                              6650 Bay Circle Drive
                                      Norcross, GA  30071

State:                                Georgia (Clayton County)       Exhibit A-4
Name of Property:                     Atlanta Southlake
Address:                              1599 Adamson Pkwy.
                                      Morrow, GA  30260

State:                                Illinois (Peoria County)       Exhibit A-5
Name of Property:                     Peoria
Address:                              4203 N. War Memorial Drive
                                      Peoria, IL  61614

State:                                Illinois (Winnebago County)    Exhibit A-6
Name of Property:                     Rockford
Address:                              7712 Potawatomi Trail
                                      Rockford, IL  61108

State:                                Indiana (Marion County)        Exhibit A-7
Name of Property:                     Indianapolis/College Park
Address:                              9251 Wesleyan Road
                                      Indianapolis, IN  46268

State:                                Kansas (Johnson County)        Exhibit A-8
Name of Property:                     Kansas City-West
Address:                              6601 Frontage Road
                                      Merriam, KS  66202


                                                                     Schedule II
                                                                     -----------

                 FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP
                           LIST OF LEASED PROPERTIES

          The following properties more specifically described on Exhibits B-1
                                                                  ------------
through B-28 attached hereto:
        ----

State:                                Alabama (Jefferson County)             Exhibit B-1
Name of Property:                     Birmingham-Homewood
Address:                              155 Vulcan Road
                                      Homewood, AL  35209

State:                                California (Orange County)             Exhibit B-2
Name of Property:                     Buena Park
Address:                              I-5 at Beach Boulevard
                                      Buena Park, CA  90602

State:                                Florida (Alachua County)               Exhibit B-3
Name of Property:                     Gainesville
Address:                              6901 NW 4th Boulevard
                                      Gainesville, FL  32608

State:                                Florida (Dade County)                  Exhibit B-4
Name of Property:                     Miami West
Address:                              Palmetto Expressway at NW 36th Street
                                      Miami, FL  33166

State:                                Florida (Orange County)                Exhibit B-5
Name of Property:                     Orlando/International Drive
Address:                              8342 Jamaican Court
                                      Orlando, FL  32819

State:                                Florida (Orange County)                Exhibit B-5
Name of Property:                     Orlando South
Address:                              1850 Landstreet Road
                                      Orlando, FL  32809

State:                                Georgia (Fulton County)                Exhibit B-6
Name of Property:                     Atlanta Airport
Address:                              2451 Old National Pkwy.
                                      College Park, GA  30349

State:                                Georgia (Dekalb County)                Exhibit B-7
Name of Property:                     Atlanta Northlake
Address:                              2155 Ranchwood Drive
                                      Atlanta, GA  30345

State:                                Georgia (Cobb County)                  Exhibit B-8
Name of Property:                     Atlanta Northwest
Address:                              2191 Northwest Pkwy.


                                      Marietta, GA  30067

State:                                Georgia (Chatham County)     Exhibit B-9
Name of Property:                     Savannah
Address:                              Lee Boulevard
                                      Savannah, GA

State:                                Illinois (McLean County)     Exhibit B-10
Name of Property:                     Bloomington-Normal
Address:                              202 Landmark Drive
                                      Normal, IL  61761

State:                                Illinois (Cook County)       Exhibit B-11
Name of Property:                     Chicago-Lansing
Address:                              17301 Oak Avenue
                                      Lansing, IL  60438

State:                                Indiana (Marion County)      Exhibit B-12
Name of Property:                     Indianapolis-Castleton
Address:                              8325 Bash Road
                                      Indianapolis, IN  46250

State:                                Iowa (Polk County)           Exhibit B-13
Name of Property:                     Des Moines
Address:                              1600 N.W. 114th Street
                                      Clive, IA  50322

State:                                Michigan (Wayne County)      Exhibit B-14
Name of Property:                     Detroit Airport
Address:                              31119 Flynn Drive
                                      Romulus, MI  48174

State:                                Michigan (Wayne County)      Exhibit B-14
Name of Property:                     Detroit West
Address:                              5700 Haggerty Road
                                      Canton, MI  48187

State:                                Michigan (Oakland County)    Exhibit B-15
Name of Property:                     Detroit-Auburn Hills
Address:                              1294 Opdyke Rd.
                                      Auburn Hills, MI  48057

State:                                Michigan (Oakland County)    Exhibit B-15
Name of Property:                     Madison Heights
Address:                              32800 Stephenson Hwy.
                                      Madison Heights, MI  48071

State:                                Michigan (Macomb County)     Exhibit B-16
Name of Property:                     Detroit Warren
Address:                              7454 Convention Blvd.
                                      Warren, MI  48093


State:                                Michigan (Kalamazoo County)      Exhibit B-17
Name of Property:                     Kalamazoo
Address:                              3800 East Cork Street
                                      Kalamazoo, MI  49001

State:                                North Carolina                   Exhibit B-18
Name of Property:                     (Mecklenburg County)
Address:                              Charlotte Airport
                                      3400 S. I-85 Service Road
                                      Charlotte, NC  28208

State:                                North Carolina                   Exhibit B-18
Name of Property:                     (Mecklenburg County)
Address:                              Charlotte
                                      5415 N. I-85 Service Road
                                      Charlotte, NC  28213

State:                                North Carolina (Durham City)     Exhibit B-19
Name of Property:                     Durham
Address:                              3710 Hillsborough Road
                                      Durham, NC  27705

State:                                North Carolina                   Exhibit B-20
Name of Property:                     (Cumberland County)
Address:                              Fayetteville
                                      562 Cross Creek Mall
                                      Fayetteville, NC  28303

State:                                North Carolina (Guilford City)   Exhibit B-21
Name of Property:                     Greensboro
Address:                              2003 Athena Court
                                      Greensboro, NC  27407

State:                                North Carolina (Wake County)     Exhibit B-22
Name of Property:                     Raleigh Northeast
Address:                              2641 Appliance Court
                                      Raleigh, NC  27604

State:                                Ohio (Franklin County)           Exhibit B-23
Name of Property:                     Columbus North
Address:                              887 Morse Road
                                      Columbus, OH  43229

State:                                Ohio (Montgomery County)         Exhibit B-24
Name of Property:                     Dayton North
Address:                              6960 Miller Lane
                                      Dayton, OH  45414

State:                                South Carolina (Beauford City)   Exhibit B-25
Name of Property:                     Hilton Head
Address:                              9 Marina Side Drive
                                      Hilton Head, SC  29928


State:                                Tennessee (Washington City)      Exhibit B-26
Name of Property:                     Johnson City
Address:                              207 E. Mountcastle Drive
                                      Johnson City, TN  37601

State:                                Virginia (Virginia Beach City)   Exhibit B-27
Name of Property:                     Virginia Beach
Address:                              Beach Road (SR 44)
                                      and Independence Boulevard
                                      Virginia Beach, VA  23462

State:                                Wisconsin (Dane County)          Exhibit B-28
Name of Property:                     Madison
Address:                              4765 Hayes Road
                                      Madison, WI  53704
